Exhibit 10.23.4
MIRION TECHNOLOGIES, INC.
FOURTH AMENDMENT TO
STOCKHOLDERS AGREEMENT
          THIS FOURTH AMENDMENT (this “Amendment”) is entered into as of June 30, 2009, by and among MIRION TECHNOLOGIES, INC., a Delaware corporation (the “Corporation”), AMERICAN CAPITAL, LTD., a Delaware corporation (together with its transferees, “ACAS”) and the other persons signatory hereto representing the holders of not less than fifty-one percent (51%) of the Common Stock of the Corporation other than Common Stock owned by ACAS (collectively, the “Amending Stockholders”)
W I T N E S S E T H:
          WHEREAS, the Corporation, ACAS and the Corporation’s Stockholders are party to a Stockholders Agreement dated December 22, 2005 (as amended, the “Agreement”);
          WHEREAS, the Corporation, ACAS and the Amending Stockholders desire to amend the Agreement in accordance with Section 13.7 thereof; and
          WHEREAS, capitalized terms used herein without definition shall have the meanings assigned thereto in the Agreement.
          NOW THEREFORE, in consideration of the mutual covenants and agreements of the parties hereto, and of the mutual benefits to be gained by the performance thereof, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties for themselves, their heirs, executors, administrators, successors and assigns, do hereby covenant and agree as follows:
          SECTION 1 Amendment. Section 8.1(a) of the Agreement is hereby amended and restated in its entirety as follows:
(a) “8.1 Piggyback Registration. (a) Whenever the Corporation proposes to register any of its securities for an underwritten offering under the Securities Act, if the registration statement proposed to be used by the Corporation is not a registration statement on Form S-4 or S-8 (or any substitute form for comparable purposes that may be adopted by the Commission) or a registration statement filed in connection with an exchange offer or an offering of securities solely to the Corporation’s existing security holders and the registration form to be used may be used for the registration of Registrable Securities (a “Piggyback Registration”), the Corporation will give prompt written notice to all Stockholders holding Registrable Securities with respect of the proposed offering at least thirty (30) days before the initial filing with the

Commission of such registration statement, and offer to include in such filing such Registrable Securities as any such holder may request; provided, however, that in the case of an underwritten initial public offering of its Common Stock, the Corporation shall not be required to give notice to, or offer to include in the registration statement any Registrable Securities held by, any Stockholder. Each holder of Registrable Securities desiring to have Registrable Securities registered under this 8.1 shall advise the Corporation in writing within fifteen (15) days after the date of receipt of such notice from the Corporation, setting forth the amount of such Registrable Securities for which registration is requested. Subject to 8.1(c), the Corporation shall thereupon include in such filing the number of Registrable Securities for which registration is so requested, and shall use its reasonable best efforts to effect registration under the Securities Act of such Registrable Securities.”
          SECTION 2. Miscellaneous.
          (a) Except as specifically amended above, the Agreement is and shall continue to be in full force and effect.
          (b) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any party hereto under the Stockholders Agreement, or constitute a waiver of any provision of any other agreement.
          (c) Upon the effectiveness hereof, each reference in the Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Agreement, and each reference in any other agreement to “the Agreement”, “hereunder”, or “thereof” or words of like import referring to the Agreement, shall mean and be a reference to the Agreement as amended hereby.
          (d) This instrument may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.
          (e) All headings set forth in this Amendment are intended for convenience only and shall not control or affect the meaning, construction or effect of this Amendment or the Agreement or of any of the provisions hereof or thereof.
          (f) This Amendment shall be deemed to be a contract governed by the laws of the State of Delaware and shall for all purposes be construed in accordance with the laws of such state, without reference to the conflicts of laws provisions thereof.
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          IN WITNESS WHEREOF, the parties have caused this Amendment to be executed, by their duly authorized officers or agents where applicable, as of the same day and year first above written.

MIRION TECHNOLOGIES, INC.
By:	/s/ Thomas Logan
	Name:	Thomas Logan
	Title:	President

AMERICAN CAPITAL, LTD.
By:	/s/ Robert Klein
	Name:	Robert Klein
	Title:	Managing Director

AMENDING STOCKHOLDERS
/s/ Thomas D. Logan
Thomas D. Logan

/s/ Antony Besso
Antony Besso

[Signature Page to Fourth Amendment to Stockholders Agreement]